First Quarter 2016 Earnings Conference Call May 4, 2016

A A A A Safe Harbor Statement This presentation includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information often involves risks and uncertainties that could cause actual results to differ materially from such forward- looking statements. The statements in this presentation that are not historical statements and any other statements regarding EE's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and includes, but is not limited to:  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  The size of our construction program and our ability to complete construction on budget and on time  Potential delays in our construction schedule due to legal challenges or other reasons  Costs at Palo Verde  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Possible physical or cyber attacks, intrusions or other catastrophic events  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this news release, and EE does not undertake to update any forward-looking statement contained herein. 2

Recent Highlights 3 A A A  Montana Power Station (MPS) Unit 3 was placed in service on May 3, 2016 and will be available for summer peak  Construction of MPS Unit 4 is ahead of schedule and is now anticipated to be placed in service in September 2016  Texas rate case settlement was filed with PUCT on March 29, 2016  EE anticipates a final order for New Mexico rate case by June 10, 2016  A final order approving the Four Corners Abandonment Settlement in New Mexico is expected in the second quarter of 2016  Final PUCT approval is anticipated in the second quarter for the MPS Community Solar Project  In March, EE reopened and issued an additional $150mm in aggregate principal amount of 5.0% Senior Notes due 2044 for a premium

A A A A A A a 4 Texas Rate Case Update (Docket No. 44941)  In March, a majority of the parties filed a non-unanimous settlement. Key terms include:  A non-fuel base rate increase of $37mm  The potential for an additional rate base increase of $8mm related to Four Corners costs  Lower annual depreciation expense by approximately $8.5mm  Return on Equity of 9.7% for AFUDC purposes  Substantially all new plant in service would be included in rate base  Interim rates, for the $37mm increase, are effective as of April 1, 2016 and are subject to refund or surcharge  Rate case expenses have been severed from this proceeding and will be handled in a separate docket (Docket No. 45475)

5 Texas Procedural Schedule  Administrative Law Judges held a prehearing conference on April 21, 2016  A scheduling order was issued on April 22, 2016 setting the following procedural schedule  After a final order is issued, new rates will relate back to January 12, 2016 Event Deadline Staff direct testimony April 22, 2016 Opposing parties direct testimony June 7, 2016 Rebuttal testimony June 14, 2016 Hearing on the merits June 21-22, 2016

A A A a New Mexico Regulatory Update (Case No. 15-00127-UT) 6  Originally filed for a non-fuel base rate increase of $8.6mm, which was later revised to $6.4mm  Hearing Examiner recommended a $640 thousand increase in non-fuel base rates which includes:  Treating a significant portion of the pension & benefits liability as a rate base offset  Recommended ROE of 9.6%  Disallowance of several smaller cost of service items  Substantially all plant in service deemed reasonable and necessary  If extended an additional month, the NMPRC has until June 10, 2016 to issue a final order authorizing new rates

A A A A Potential Timeline - Next Rate Cases 7 (1) NM Rate Case filing would use a historical test year ended September 2016 and via a “post test year adjustment” include MPS units 3 & 4 in requested rate base. (2) Section 36.112 of the TX Utilities Code, which was added by the recent House Bill 1535, allows for the TX Rate Case filing to reflect a historical test year ended September 2016 and include MPS units 3 & 4 in requested rate base. (3) Section 36.211 of the TX Utilities Code, which was added by the recent House Bill 1535, allows for rates to relate back to the 155th day after a rate case is filed. New Mexico Texas 2016 May Jul Sep Nov Jan2017 Mar May Jul Sep Nov Jan 2018 2018 Final Order Q1 2018 Final Order 4Q 2017 Effective Date of Rates(3) 3Q 2017 File Rate Case(1) 1Q 2017 File Rate Case 1Q 2017MPS Unit 4 In‐Service MPS Unit 4 In‐Service Historical Test Year End Sep 2016 Historical Test Year End(2) Sep 2016 MPS Unit 3 In‐Service May 2016 MPS Unit 3 In‐Service May 2016

1st Quarter Financial Results  1st Quarter 2016 net loss of $5.8mm (or $0.14 per share), compared to 1st Quarter 2015 net income of $3.5mm (or $0.09 per share) 8

A A A A 9 1st Quarter Key Earnings Drivers Basic EPS Description March 31, 2015 0.09$ Changes In: Allowance for funds used during construction (0.06) Decreased due to lower construction work in progress balances due to MPS Units 1 & 2 and the Eastside Operations Center (EOC) being placed in service in March 2015 and a reduction in the AFUDC rate effective January 2016 partially offset by AFUDC related to MPS Units 3 & 4 O&M at fossil-fuel generating plants (0.05) Increased level of maintenance due to maintenance outages at Four Corners Unit 5 and Rio Grande 7 and higher O&M expenses at MPS in 2016 compared to 2015 Investment and interest income (0.05) Decreased due to lower realized gains on securities sold from EE's Palo Verde decommissioning trust fund portfolio Depreciation and amortization (0.03) Increased primarily due to MPS Units 1 & 2 and the EOC being placed in service in March 2015, partially offset by a change in the estimated useful life of certain software assets Deregulated Palo Verde Unit 3 (0.02) Decreased primarily due to a 16.9% decrease in proxy market prices reflecting a decline in natural gas prices Retail non-fuel base revenues 0.02 Increased primarily due to an increase in the average number of residential customers served Other (0.04) March 31, 2016 (0.14)$

10 Historical Weather Summary 1,288 1,191 1,030 1,396 1,265 1,159 1,338 958 1,153 1,054 0 200 400 600 800 1,000 1,200 1,400 1,600 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 March YTD HDD’s  March YTD 2016 HDD’s  10.9% Below 10-Yr Average March YTD 2016 HDD’s  8.6% Below March YTD 2015 10-Yr HDD Average – 1,183

Non-Fuel Base Revenues (000's) Percent Change * MWH Percent Change * Residential 47,743$ 1.7% 569,085 1.3% C&I Small 32,140 0.5% 500,226 2.1% C&I Large 8,093 (1.9%) 244,926 (3.2%) Public Authorities 17,400 0.8% 346,235 0.9% Total Retail 105,376$ 0.9% 1,660,472 0.8% Heating Degree Days (HDD's) 1,054 (8.6%) Average Retail Customers 406,006 1.5% * Percent Change expressed as change from Q1 2016 over Q1 2015 1st Quarter Retail Revenues and Sales 11

A A A  Expended $52.7mm for additions to utility plant for the three months ended March 31, 2016  EE made $11.9mm in dividend payments for the three months ended March 31, 2016  At March 31, 2016, EE had liquidity of $253.7mm including a cash balance of $41.3mm and unused capacity under the revolving credit facility  Capital expenditures for utility plant in 2016 are anticipated to be approximately $231.1mm  Proceeds from the issuance of the 5.0% Senior Notes in March was $158.1mm* *Proceeds, after deducting the underwriter’s commission, includes $2.4mm of accrued interest and a $7.1mm premium before expenses. Capital Requirements & Liquidity 12

13 2016 Earnings Drivers We will provide 2016 guidance after the final outcome of our rate cases is more certain In Texas, new rates will ultimately relate back to January 12, 2016; however, revenues will not be recognized until a resolution is reached, which may cause Q2 to be a challenge. YOY Impact on EPS Driver Effective Tax Rate Return to normal weather Property Taxes (1) Investment and interest income Interest expense (1) O&M (1) AFUDC (1) Rate relief Customer growth Depreciation (1) Other (1) Mainly related to regulatory lag.

Q & A 14